EXHIBIT 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT (this "Amendment"), dated as of July 7, 2005, is by and between NATIONAL BEEF PACKING COMPANY, LLC, a Delaware limited liability company (the "Borrower"), the lenders party to the Original Agreement referenced below (collectively, the "Lenders" and individually, a "Lender"), U.S. AGBANK, FCB, as Co-Syndication Agent, COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as Documentation Agent, and COBANK, ACB, an agricultural credit bank ("CoBank"), as Lead Arranger, Co-Syndication Agent, Swing Line Lender and Administrative Agent for the Lenders, the Issuers and the Swing Line Lender hereunder (in its capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent").

RECITALS

The parties described above are parties to a Fourth Amended and Restated Credit Agreement dated as of December 29, 2004 (the "Original Agreement").

The Borrower has requested that certain amendments be made with respect to the Original Agreement and the Required Lenders have agreed to accommodate such requests on the terms and subject to the conditions set forth in this Amendment.

ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1       Original Agreement Definitions.  Terms defined in the Original Agreement shall have the same meaning when used herein unless otherwise expressly indicated.

ARTICLE II
AMENDMENTS

2.1    Amendment of Section 1.2 of the Original Agreement:  Section 1.2 of the Original Agreement is hereby amended by inserting the following new definition:

"'Senior Notes' means the Borrower's $160,000,000 aggregate principal amount 10-1/2% Senior Notes due August 1, 2011."

2.2       Amendment of Section 10.3 of the Original Agreement:  Section 10.3 of the Original Agreement is hereby amended by deleting the word "and" immediately before subsection (o) of such Section thereof and by inserting the following new phrase immediately after such subsection (o):

"and (p) purchases permitted by the proviso to Section 10.14."

2.3       Amendment of Section 10.4 of the Original Agreement:  Section 10.4 of the Original Agreement is hereby amended by deleting the word "and" immediately before subsection (i) of the first sentence of such Section and by inserting the following new phrase at the end of such sentence:

"and (j) resales of Senior Notes previously purchased pursuant to the proviso to Section 10.14 so long as no Default or Matured Default shall have occurred and be continuing at the time of any such resale or be caused by any such resale."

2.4       Amendment to Section 10.14 to the Original Agreement.  Section 10.14 of the Original Agreement is hereby amended in its entirety to read as follows:

"The Borrower shall not directly or indirectly prepay, redeem or purchase prior to maturity, or deposit funds or property for the prepayment, redemption or purchase prior to maturity of (i) any Indebtedness of the Borrower which is subordinated to the payment of any portion of the Liabilities or (ii) the Senior Notes; provided, however, that the Borrower may make purchases of up to $30,000,000 in cumulative purchase price (including any premium) of Senior Notes so long as no Default or Matured Default shall have occurred and be continuing at the time of any such purchase or be caused by any such purchase."

2.5       Amendment to Exhibit 7J to the Original Agreement.  Exhibit 7J to the Original Agreement is hereby amended in its entirety to read as set forth on Annex A to this Amendment

ARTICLE III
CONDITION PRECEDENT

3.1       Condition to Effectiveness of this Amendment.  This Amendment shall become effective when the Agent shall have received this Amendment, duly executed by the Borrower, the Agent and the Required Lenders.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1       Representations and Warranties.  To induce the Agent, the Swing Line Lender, the Issuers and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to such Persons as follows:

(a)       The Borrower's execution and delivery of this Amendment and the performance of its obligations hereunder and under the Original Agreement as amended by this Amendment, (i) are within the Borrower's powers; (ii) are duly authorized by the Borrower's  managers and, if necessary, the Borrower's members; (iii) are not in contravention of any material law or laws, or the terms of the Borrower's operating agreement, or other organizational documents, or of any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of the Borrower's property is bound; (iv) do not require any governmental consent, registration or approval; (v) do not contravene any contractual or governmental restriction binding upon the Borrower; and (vi) will not, except as contemplated or permitted by this Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon any of the Borrower's property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Borrower is a party or by which the Borrower or any of the Borrower's property may be bound or affected.

            (b)       This Amendment and the Original Agreement as amended by this Amendment set forth the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms.

ARTICLE V
MISCELLANEOUS

5.1       Reference to and Effect on the Original Agreement and the other Financing Documents.

(a)       The Original Agreement, as hereby amended, and the other Financing Documents remain in full force and effect and are hereby ratified and confirmed.

(b)       The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, the Swing Line Lender, the Issuers or the Lenders under the Original Agreement or any of the other Financing Documents, nor constitute a waiver of any provision thereof.

(c)       This Amendment constitutes a Financing Document as such term is used in the Original Agreement as amended hereby.

5.2       Continuation of Representations and Warranties.  The Borrower represents and warrants to the Agent, the Swing Line Lender, the Issuers and the Lenders that on and as of the date hereof and after giving effect to this Amendment and to disclosures to the Agent made from time to time in accordance with the Original Agreement, (i) all of the representations and warranties contained in the Original Agreement are correct and complete in all material respects as of the date hereof, as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date, and (ii) no Default or Matured Default shall have occurred and be continuing.

5.3       Merger and Integration, Superseding Effect.  This Amendment, together with the Original Agreement as amended by this Amendment and the other Financing Documents, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that the Original Agreement, as amended by this Amendment, shall control.

5.4       Expenses.  The Borrower agrees to pay all of the expenses, including reasonable attorney's fees and expenses, incurred by the Agent in connection with this Amendment.

5.5       Counterparts.  This Amendment may be executed in several counterparts and by the different parties on separate counterparts, each of which together shall be construed as one original and all of which shall constitute together but one and the same Amendment. Facsimile signatures on this Amendment shall be considered as original signatures.

5.6       Successors.  Whenever in this Agreement there is reference made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the respective successors and assigns of the Borrower, the Agent, the Swing Line Lender, the Lenders and the Issuers.

5.7       Headings.  The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

5.8       Governing Law.  This Agreement shall be construed in all respects in accordance with, and governed by, the laws and decisions of the State of Colorado without regard to the application of conflict of laws principles.

 [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NATIONAL BEEF PACKING COMPANY, LLC

By:	/s/ Jay D. Nielsen

Its:	Chief Financial Officer

COBANK, ACB, individually and as Lead Arranger, Co-Syndication Agent and Administrative Agent

By:	/s/ Jim Stutzman

Its:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, individually and as Documentation Agent

By:	/s/ Shane Bownds	By:	/s/ Rebecca O. Morrow

Its:	Executive Director	Its:	Executive Director

AMARILLO NATIONAL BANK

By:	/s/ Leonard Herrington

Its:	Vice President

U.S. AGBANK, F.C.B., as Co-Syndication Agent

By:	/s/ Greg Sommerhalder

Its:	Vice President

[Signature Page to First Amendment]